INDEBTEDNESS	12 Months Ended
Jan. 03, 2014
Notes to Financial Statements [Abstract]
INDEBTEDNESS

Revolving Line of Credit

Our revolving line of credit is used to fund daily operating cash needs and to support our standby letters of credit. In the ordinary course of business, the use of our revolving line of credit is a function of collection and disbursement activities. Our daily cash needs generally follow a predictable pattern that parallels our payroll cycles, which dictate, as necessary, our short-term borrowing requirements.

We had no outstanding debt balances on our revolving line of credit as of January 3, 2014. We had outstanding debt balances of $100.5 million on our revolving line of credit as of December 28, 2012. As of January 3, 2014, we had issued $108.3 million of letters of credit, leaving $891.7 million available under our revolving credit facility.

A summary of information regarding our revolving line of credit is set forth below:

	Year Ended
	January 3,	December 28,
(In millions, except percentages)	2014	2012
Effective average interest rates on the revolving line of credit	2.4%	1.9%
Average daily revolving line of credit balances	$135.2	$139.5
Maximum amounts outstanding at any point during the year	$236.4	$420.0

NOTE 11. INDEBTEDNESS

Indebtedness consisted of the following:

	January 3,	December 28,
(In millions)	2014	2012
Term loan, net of debt issuance costs	$601.8	$666.3
3.85% Senior Notes (net of discount)	399.6	399.5
5.00% Senior Notes (net of discount)	599.5	599.5
7.50% Canadian Notes (including premium)	—	203.8
Revolving line of credit	—	100.5
Other indebtedness	110.6	94.7
Total indebtedness	1,711.5	2,064.3
Less:
Current portion of long-term debt	44.6	71.8
Long-term debt	$1,666.9	$1,992.5

2011 Credit Facility

As of January 3, 2014 and December 28, 2012, the outstanding balance of the term loan under our 2011 Credit Facility was $605.0 million and $670.0 million, respectively. As of January 3, 2014 and December 28, 2012, the interest rates applicable to the term loan were 1.67% and 1.71%, respectively. Loans outstanding under our 2011 Credit Facility bear interest, at our option, at the base rate or at the London Interbank Offered Rate (“LIBOR”) plus, in each case, an applicable per annum margin. The applicable margin is determined based on the better of our debt ratings or our leverage ratio in accordance with a pricing grid. The interest rate at which we normally borrow is LIBOR plus 150 basis points.

On December 19, 2013, we entered into an amendment to our 2011 Credit Facility that extended the maturity date by two years to December 19, 2018, increased the sublimit for alternative currency revolving loans from $400.0 million to $500.0 million, established a $500.0 million sublimit for financial letters of credit, and increased a restricted payment basket from $150 million to $200 million in any fiscal year. We have an option to prepay the term loans at any time without penalty.

Under our 2011 Credit Facility, we are subject to financial covenants and other customary non-financial covenants. Our financial covenants include a maximum consolidated leverage ratio, which is calculated by dividing total debt by earnings before interest, taxes, depreciation and amortization (“EBITDA”), as defined below, and a minimum interest coverage ratio, which is calculated by dividing cash interest expense into EBITDA. Both calculations are based on the financial data of our most recent four fiscal quarters.

For purposes of our 2011 Credit Facility, consolidated EBITDA is defined as consolidated net income attributable to URS plus interest, depreciation and amortization expense, income tax expense, and other non-cash items (including impairments of goodwill or intangible assets). Consolidated EBITDA shall include pro-forma components of EBITDA attributable to any permitted acquisition consummated during the period of calculation.

Our 2011 Credit Facility contains restrictions, some of which apply only above specific thresholds, regarding indebtedness, liens, investments and acquisitions, contingent obligations, dividend payments, stock repurchases, asset sales, fundamental business changes, transactions with affiliates, and changes in fiscal year.

Our 2011 Credit Facility identifies various events of default and provides for acceleration of the obligations and exercise of other enforcement remedies upon default. Events of default include our failure to make payments under the credit facility; cross-defaults; a breach of financial, affirmative and negative covenants; a breach of representations and warranties; bankruptcy and other insolvency events; the existence of unsatisfied judgments and attachments; dissolution; other events relating to the Employee Retirement Income Security Act; a change in control and invalidity of loan documents.

Our 2011 Credit Facility is guaranteed by all of our existing and future domestic subsidiaries that, on an individual basis, represent more than 10% of either our consolidated domestic assets or consolidated domestic revenues. If necessary, additional domestic subsidiaries will be included so that assets and revenues of subsidiary guarantors are equal at all times to at least 80% of our consolidated domestic assets and consolidated domestic revenues of our available domestic subsidiaries.

We may use any future borrowings from our 2011 Credit Facility along with operating cash flows for general corporate purposes, including funding working capital, making capital expenditures, funding acquisitions, paying dividends and repurchasing our common stock.

We were in compliance with the covenants of our 2011 Credit Facility as of January 3, 2014.

Senior Notes and Canadian Notes

On March 15, 2012, we issued, in a private placement, $400.0 million aggregate principal amount of 3.85% Senior Notes due on April 1, 2017 and $600.0 million aggregate principal amount of 5.00% Senior Notes due on April 1, 2022. On January 3, 2014, our exchange offer expired and we exchanged substantially all of the privately placed Senior Notes with Senior Notes that are registered with the SEC. As of January 3, 2014, the outstanding balance of the Senior Notes was $999.1 million, net of $0.9 million of discount.

Interest on the Senior Notes is payable semi-annually on April 1 and October 1 of each year beginning on October 1, 2012. The net proceeds of the Senior Notes were used to fund the acquisition of Flint. We may redeem the Senior Notes, in whole or in part, at any time and from time to time, at a price equal to 100% of the principal amount, plus a "make-whole" premium and accrued and unpaid interest as described in the indenture. In addition, we may redeem all or a portion of the 5.00% Senior Notes at any time on or after the date that is three months prior to the maturity date of those 5.00% Senior Notes, at a redemption price equal to 100% of the principal amount of the 5.00% Senior Notes to be redeemed. We may also, at our option, redeem the Senior Notes, in whole, at 100% of the principal amount and accrued and unpaid interest upon the occurrence of certain events that result in an obligation to pay additional amounts as a result of certain specified changes in tax law described in the indenture. Additionally, if a change of control triggering event occurs, as defined by the terms of the indenture, we will be required to offer to purchase the Senior Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the date of the purchase. We are generally not limited under the indenture governing the Senior Notes in our ability to incur additional indebtedness provided we are in compliance with certain restrictive covenants, including restrictions on liens and restrictions on sale and leaseback transactions, and merge or sell substantially all of our property and assets.

The Senior Notes are our general unsecured senior obligations and rank equally with our other existing and future unsecured senior indebtedness. The Senior Notes are fully and unconditionally guaranteed (the “Guarantees”) by each of our current and future domestic subsidiaries that are guarantors under our 2011 Credit Facility or that are wholly owned domestic obligors or wholly owned domestic guarantors, individually or collectively, under any future indebtedness of our subsidiaries in excess of $100.0 million (the “Guarantors”). The Guarantees are the Guarantors' unsecured senior obligations and rank equally with the Guarantors' other existing and future unsecured senior indebtedness.

On May 14, 2012, we guaranteed the Canadian Notes with an outstanding face value of C$175.0 million (US$175.0 million). On December 27, 2013, Flint redeemed all of its outstanding Canadian Notes. We recorded in “Interest expense” on our Consolidated Statements of Operations for the year ended January 3, 2014 a net gain of $4.1 million, comprised of premium write-off of $23.2 million and offset by a prepayment fee of $19.1 million related to the redemption of the Canadian Notes. As of December 28, 2012, the outstanding balance of the Canadian Notes was $203.8 million, including $28.0 million of premium.

We were in compliance with the covenants of our Senior Notes as of January 3, 2014.

Revolving Line of Credit

Our revolving line of credit is used to fund daily operating cash needs and to support our standby letters of credit. In the ordinary course of business, the use of our revolving line of credit is a function of collection and disbursement activities. Our daily cash needs generally follow a predictable pattern that parallels our payroll cycles, which dictate, as necessary, our short-term borrowing requirements.

We had no outstanding debt balances on our revolving line of credit as of January 3, 2014. We had outstanding debt balances of $100.5 million on our revolving line of credit as of December 28, 2012. As of January 3, 2014, we had issued $108.3 million of letters of credit, leaving $891.7 million available under our revolving credit facility.

A summary of information regarding our revolving line of credit is set forth below:

	Year Ended
	January 3,	December 28,
(In millions, except percentages)	2014	2012
Effective average interest rates on the revolving line of credit	2.4%	1.9%
Average daily revolving line of credit balances	$135.2	$139.5
Maximum amounts outstanding at any point during the year	$236.4	$420.0

Other Indebtedness

Notes payable, five year loan notes, and foreign credit lines. As of January 3, 2014 and December 28, 2012, we had outstanding amounts of $67.1 million and $35.5 million, respectively, in notes payable, five-year loan notes, and foreign lines of credit. The weighted-average interest rates of the notes were approximately 3.57% and 4.68% as of January 3, 2014 and December 28, 2012, respectively. Notes payable primarily include notes used to finance the purchase of vehicles, construction equipment, office equipment, computer equipment and furniture.

As of January 3, 2014 and December 28, 2012, we maintained several credit lines with aggregate borrowing capacity of $51.3 million and $50.8 million, respectively, and had remaining borrowing capacity of $49.0 million and $47.7 million, respectively.

Capital Leases. As of January 3, 2014 and December 28, 2012, we had obligations under our capital leases of approximately $43.5 million and $59.2 million, respectively, consisting primarily of leases for office equipment, computer equipment and furniture.

Foreign Currency Translation Gains (Losses) Related to Intercompany Loans. We recorded foreign currency translation losses of $7.7 million and gains of $0.8 million on intercompany loans for the years ended January 3, 2014 and December 28, 2012, respectively. We did not have these intercompany notes in fiscal year 2011. These gains and losses are recorded in “Other income (expenses)” on our Consolidated Statements of Operations.

Maturities

As of January 3, 2014, the amounts of our long-term debt outstanding (excluding capital leases) that mature in the next five years and thereafter were as follows:

(In millions)
Less than one year	$24.8
Second year	12.6
Third year	63.2
Fourth year	456.8
Fifth year	505.4
Thereafter	605.2
Total	$1,668.0

As of January 3, 2014, the amounts of capital leases that mature in the next five years and thereafter were as follows:

(In millions)	Capital Leases
Less than one year	$20.6
Second year	11.1
Third year	9.2
Fourth year	4.1
Fifth year	0.1
Total minimum lease payments	45.1
Less: amounts representing interest	1.6
Present value of net minimum lease payments	$43.5